EXHIBIT 99.1

American Physicians Capital, Inc. NYSSA Insurance Conference February 15, 2005 Frank H. Freund Chief Financial Officer R. Kevin Clinton President & CEO

Forward-Looking Statements Certain statements made by American Physicians Capital, Inc. during this presentation may constitute forward-looking statements within the meaning of the federal securities laws. When we use words such as "will," "should," "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. While we believe any forward-looking statements we have made are reasonable, they are subject to risks and uncertainties, and actual results could differ materially. These risks and uncertainties include, but are not limited to, the following: the potential inadequacy of our loss and loss adjustment expense reserves, which could require us to make an adjustment to the level of these reserves and that may materially and adversely impact the results of operations for the period any such adjustment is made; a deterioration in the current accident year experience could result in a portion or all of our deferred policy acquisition costs not being recoverable, which would result in a charge to income; unforeseen costs or the need for additional reserve enhancements associated with our exit from the workers' compensation, health and personal and commercial insurance lines, which could result in future charges to income; an adverse outcome in a possible appeal related to the dismissed shareholder class action lawsuit against us; substantial jury awards against our insureds could impose liability on us exceeding our policy limits or the funds we have reserved for the payment of claims; increased pressures on premium rates and our potential inability to obtain rate increases; changes in competitive conditions; an unanticipated increase in claims frequency or severity patterns; our potential inability to obtain adequate and affordable reinsurance coverage from creditworthy reinsurers; our potential inability to collect the full amount of our reinsurance recoverables from reinsurers experiencing financial difficulties, which could result in a future charge to income; adverse regulatory and market changes in certain states of operation where our business is concentrated; the loss of our relationships with medical associations; an interruption or change in our principal third-party distribution relationship; the potential insolvency of any of the guaranty associations in which we participate; the potential inability to obtain regulatory approval of rate increases; our potential inability to comply with insurance regulations; a further reduction in our A.M. Best Company rating; negative changes in financial market conditions; a downturn in general economic conditions; and any other factors listed or discussed in the reports filed by APCapital with the Securities and Exchange Commission under the Securities Exchange Act of 1934. APCapital does not undertake, and expressly disclaims any obligation, to update or alter its statements whether as a result of new information, future events or otherwise, except as required by law.

Snapshot of APCapital Medical professional liability insurance carrier Formed as mutual in 1975 by the Michigan State Medical Society (MSMS) Demutualized in December 2000 (IPO) Endorsed by MSMS, Michigan Osteopathic Association and the New Mexico Medical Society Headquartered in East Lansing, MI Focus on individual and small physicians groups

Snapshot of APCapital Approximately 9,800 policies in-force Marketing in primarily 5 states with a focus on the upper Midwest region Medical liability direct premiums written totaled $196 million for 2003 and $164 million in the first nine months of 2004 Assets totaled $1.1 billion at September 30, 2004 NASDAQ: ACAP Market cap $308 million1 1As of February 3, 2005

28% 31% 18% 10% >1% 8% 2% 1% Distribution of Direct Premiums Written (DPW)* for twelve months ended Sept. 30, 2004 Exited Florida and exiting Nevada Strong Midwest Base Core states produced 95% of DPW >1% 1% *Excludes premium produced from Physicians Insurance Co. in Florida

Internal Growth Growth History in Core States Growth through Acquisition

1st 2nd Well Positioned in Market Core States 1st 2nd 4th 1Based on 2003 direct premiums written from Thomson Financial Insurance Services Market Share Rankings1

Key Components of our Strategic Plan Focus on return on equity Strong management team Rate adequacy Stringent underwriting practices Strong reserves Aggressive claims management Focus on medical professional liability in core markets Exit unprofitable markets and lines of business Florida and Nevada Worker's compensation and health

Strong Management Team Name Title Years of Industry Experience Year Joined APCapital Kevin Clinton FCAS President & CEO 27 2001 Frank Freund CPA Chief Financial Officer 23 1997 Annette Flood RN, JD Chief Operating Officer 19 2001 Kevin Dyke FCAS VP Actuarial 12 2002 Nancy Fitzgerald LPN, CPHQ VP of Risk Management 16 2002 Rhonda Fossitt CPCU, RPLU VP of Underwriting 26 2002

Aggressively Raised Rates 1998 1999 2000 2001 2002 2003* 2004 East -0.025 0.065 0.07 0.125 0.28 0.3 0.22 *Excludes Florida

Rate Increases by State by Year KY OH MI NM IL 2002 0.42 0.5 0.071 0.35 0.43 2003 0.15 0.842 0.074 0.138 0.3 2004 0.236 0.092 0.135 0.098 0.425

Exited unprofitable markets - Florida and Nevada Discontinued writing OH and KY occurrence policies Discontinued writing certain high-risk specialties in high risk areas Lowered maximum policy limits from $10 million to maximum of $2 million; $1 million in high severity areas and specialties Performing on-site visits by risk management Implemented unique underwriting systems Stringent Underwriting

Strong Reserves 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 East 95500 96500 105900 114000 125200 136300 140400 Medical Professional Liability

Won 94% of cases that went to trial in first nine months of 2004 Closed 81% of cases with no indemnity payment in first nine months of 2004 Experienced claims staff with an average of 14 years handling claims in professional liability Aggressive Claims Management

All indicators show experience is improving Underwriting and pricing actions are taking hold Reported claim counts are down while net earned premiums are up A significant improvement in the accident year loss ratio for medical professional liability. The loss ratio dropped from 122% in 2001 to 86% YTD September 30, 2004. The Strategic Plan Is Working

Positive Trends Medical Professional Liability Reported Claim Count by Quarter *Includes 76 claims reported by four physicians at the end of their coverage with the company. 1Q02 2Q02 3Q02 4Q02 1Q03* 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 East 767 748 729 774 803 694 631 529 524 459 424

Positive Trends 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 East 26760 28724 33608 34151 34700 32463 38279 37833 43356 43356 42965 Net Premiums Earned by Quarter --- Excluding Florida Medical Professional Liability In thousands

Positive Trends Net Premiums Earned Per Reported Claim --- Excluding Florida 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 East 41296 46554 58045 51124 57641 55209 67631 81013 81151 95498 101333 Medical Professional Liability

Data as of 9/30/04 Underwriting Cycle 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 East 2.61 2.79 2.12 1.81 1.37 0.74 0.6 0.62 0.67 0.75 0.86 1.08 0.99 1 1.17 1.22 1.26 1.4 1.48 1.6 1.62 1.34 1.12 1.06

FRANK H. FREUND CHIEF FINANCIAL OFFICER

Financial Highlights APCapital, Inc. Consolidated

Financial Highlights APCapital Consolidated, excluding Other Lines

Reducing Balance Sheet Risk Commuted Gerling Global reinsurance treaty, resulting in a pre-tax charge of $3.6 million Liquidated high-yield and non-investment grade bonds Sold $22 million of real estate investments through September 30, 2004 Re-allocated $112 million of portfolio to well structured government agency CMO's with yields ? 6% Exited non-core lines of insurance

High-Quality Investment Portfolio Reducing risk in investment portfolio Improved average rating of bond portfolio: AA at 9/30/04 vs. A at 12/31/03 Increased average yield on investments: 6.05% at 9/30/04 vs. 5.54% at 9/30/03 Liquidated high-yield & other non-investment grade securities in first half of 2004 3rd best bond investment performance nationwide according to Ward's* Fixed income securities Equity securities Other Cash & cash equivalents East 0.74 0.01 0.01 0.24 *Based on highest 2003 bond yield, minimum net premiums written of $100 million Investments totaled $837.3 million at September 30, 2004

Proposed purchasing 23% of PIC-Wisconsin shares Purchase must be approved by Wisconsin Office of the Commissioner of Insurance Why Invest We have similar histories and culture An upper Midwest company focused in a few states Excellent tort environment - Wisconsin is one of the few states the AMA says is not in a crisis. Ties to the Wisconsin State Medical Society Expertise of the markets we are not in Less expensive than trying to grow organically Proposed Investment in PIC-Wisconsin

Why Invest in APCapital Underwriting cycle turning New and experienced management team Turnaround over past two years Positive trends

Questions